EXHIBIT 32.1

Certification of Solstice Resorts, Inc. (formerly DTLL, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and

(b) Of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Solstice Resorts, Inc. (formerly DTLL, Inc., a Minnesota corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2007

/s/ Dual Cooper
Dual Cooper Title: Chief Executive Officer

Date: November 20, 2007	/s/ Dennis Piotrowski
Dennis Piotrowski Title: Chief Financial Officer